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Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Adam DeBard, Chief Operating Officer, of Global Diversified Industries, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the period ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 15, 2004                    By: /s/  Adam DeBard
                                            ------------------------------------
                                            Chief Operating Officer (Principal
                                            Accounting and Financial Officer)